Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/Supplement Attached	Footnote
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			See Declaration.
Cash disbursements journals		X
Statement of Operations	MOR-2	See MOR-1.		[2]
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			See Declaration.	[3]
Copies of tax returns filed during reporting period			See Declaration.	[3]
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Dennis Pyers	31 August 2017
Signature of Authorized Individual*	Date

Dennis Pyers	Interim CFO and CAO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The debtors’ names are abbreviated in this report as follows:

  Unilife Corporation - UC

  Unilife Medical Solutions, Inc. - UMS

  Unilife Cross Farm LLC - UCF

[2]	Post-petition, the Debtor began keeping its books on a cash basis. Accordingly, the Statement of Operations (MOR-2) and the Schedule of Cash Receipts and Disbursements (MOR-1) present the same information.
[3]	No tax returns, including IRS Form 6123, were filed during the period.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

			BANK ACCOUNTS						CURRENT MONTH		CUMULATIVE FILING TO DATE
	UC			UMS			UCF		CONSOLIDATED		CONSOLIDATED
	OPERATING	OTHER	OPERATING	PAYROLL	UTILITY	OTHER	OPERATING	OTHER	ACTUAL	PROJECTED [1]	ACTUAL	PROJECTED [1]
CASH BEGINNING OF MONTH	$118,076	$136,162	$1,905,958	$0	$39,846	$35,278	$(0)	$—	2,235,320	$1,524,501	$1,918,421	$1,746,545

RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE	—	—	—	—	—	—	—	—	—	35,067	481,847	515,060
LOANS AND ADVANCES	$4,000,000	—	—	—	—	—	—		4,000,000	4,000,000	7,500,000	7,500,000
SALE OF ASSETS	$500,000	—	—	—	—	—	—	—	500,000	—	500,000	—
OTHER (ATTACH LIST)	$0	—	54,884	—	0	—	—	—	54,885	44,128	209,655	136,779
TRANSFERS (FROM DIP ACCTS)	—	—	2,700,000	—	—	—	—	—	2,700,000	—	7,889,246	—

TOTAL RECEIPTS	4,500,000	—	2,754,884	—	0	—	—	—	7,254,885	4,079,195	16,580,748	8,151,839

DISBURSEMENTS
NET PAYROLL & PAYROLL TAXES	—	—	3,506,504	—	—	—	—	—	3,506,504	3,389,164	5,642,845	5,569,380
SALES, USE, & OTHER TAXES	—	—	—	—	—	—	—	—	—	—	2,000	—
INVENTORY PURCHASES	—	—	—	—	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	119,107	—	—	—	—	—	119,107	102,262	401,300	370,193
INSURANCE	—	—	—	—	—	—	—	—	—	—	57,600	57,075
ADMINISTRATIVE	—	—	81,967	—	—	—	—	—	81,967	244,266	320,177	722,969
SELLING	—	—	16,390	—	—	—	—	—	16,390	—	62,788	—
OTHER (ATTACH LIST)	28,451	—	31,579	—	—	—	—	—	60,030	369,709	165,341	728,806

OWNER DRAW *	—	—	—	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	2,700,000	—	—		—	—	—	—	2,700,000	—	7,889,246	—

PROFESSIONAL FEES	1,477,125	—	—	—	—	—	—	—	1,477,125	1,460,375	2,428,791	2,412,041
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—	13,000	—	13,000
COURT COSTS	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	4,205,576	—	3,755,547	—	—	—	—	—	7,961,124	5,578,776	16,970,089	9,873,465

NET CASH FLOW	294,424	—	(1,000,663)	—	0	—	—	—	(706,239)	(1,499,581)	(389,340)	(1,721,625)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$412,500	$136,162	$905,295	$0	$39,846	$35,278	$(0)	$—	$1,529,081	$24,920	$1,529,081	$24,920

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
[1]	UPDATED CURRENT MONTH AND CUMMULATIVE PROJECTIONS PER SECOND AND THIRD AMENDED DIP BUDGETS (DOCKET NOS. 220 & 239)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$7,961,124
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$2,700,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$93,608

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$5,354,732

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UMS		UMS		UMS		UMS		UMS		UMS		UMS	UMS		UMS		UMS		UMS
	Petty Cash (Operating)		Operating		Operating		Operating		Operating		Other - Savings		Total Operating	Utilities		Payroll		Other - PNC CD		Restricted Bond
	#	n/a	#	0928	#	0570	#	3760	#	4310	#	1600		#	1951	#	6102	#	3480	#	n/a
BALANCE PER BOOKS		44		103,038		801,066		1		1,146		—	905,295		39,846		—		35,278		300,003

BANK BALANCE		44		108,693		801,066		1		1,146		—	910,950		39,846		—		35,278		300,003
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—		—		—		—	—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		(5,655)		—		—		—		—	(5,655)		—		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—		—		—		—	—		—		—		—		—
ADJUSTED BANK BALANCE *		$44		$103,038		$801,066		$1		$1,146		$—	$905,295		$39,846		$—		$35,278		$300,003

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount		Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
			34258	3,375.08
			35000	2,280.00

OTHER
OTHER RECEIPTS
COBRA payments		$—		$9,792		$—		$—		$—		$—	$9,792		$—		$—		$—		$—
Interest		—		—		—		—		—		0	0		0		—		—		—
Sublease Payment		—		$44,128		—		—		—		—	44,128		—		—		—		—
Refunds / Returned Checks		—		—		—		—		—		—	—		—		—		—		—
Reimbursements from former employees		—		$964.00		—		—		—		—	964		—		—		—		—

Total		$—		$54,884		$—		$—		$—		$0	$54,884		$0		$—		$—		$—

OTHER DISBURSEMENTS:
Bank Fees		$—		$251		$—		$—		$263.00		$—	$514		$—		$—		$—		$—
Food		299		—		—		—		—		—	299		—		—		—		—
Cleaning supplies		80		—		—		—		—		—	80		—		—		—		—
Postage		10		—		—		—		—		—	10		—		—		—		—
ADP Fees		—		$5,676		—		—		—		—	5,676		—		—		—		—
Australia Winddown costs		—		$25,000		—		—		—		—	25,000

Total		$389		$30,927		$—		$—		$263		$—	$31,579		$—		$—		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UC		UC		UC		UC	UC		UCF		UCF
	Operating		Operating		Operating		Total Operating	Other - AMEX CD		Operating		Restricted Escrow
	#	2022	#	6509	#	1693		#	1859-4	#	1933	#	0060
BALANCE PER BOOKS		$377,020		$35,479		$—	412,500		$136,162		$—		$1,736,126

BANK BALANCE		379,845		35,479		—	415,325		136,162		—		1,736,126
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—	—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		(2,825)		—		—	(2,825)		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—	—		—		—		—
ADJUSTED BANK BALANCE *		$377,020		$35,479		$—	$412,500		$136,162		$—		$1,736,126

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
	2486	2824.88

OTHER
OTHER RECEIPTS
Interest		$—		$—		$0	$0		$—		$—		$—
Refund of Bank Fees		—		—		—	—		—		—		—
Refund from ADP		—		—		—	—		—		—		—

Total		$—		$—		$0	$0		$—		$—		$—

OTHER DISBURSEMENTS
Bank Fees		$157		$7		$—	$164		$—		$—		$—
Share Registry Services		—		—		—	—		—		—		—
Postage		—		—		—	—		—		—		—
ADP Fees		—		—		—	—		—		—		—
Patent Filing Fees		$22,578		$5,710		—	28,288		—		—		—

Total		$22,735		$5,717		$—	$28,451		$—		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

			Check		Amount Paid	Year-To-Date
Payee	Period Covered	Payor	Number	Date	Fees & Expenses	Fees & Expenses
Professional Fee Escrow Account [1]	06/01/17 - 07/31/17	Unilife Corporation	WIRE	07/17/17	$711,400.00	$1,603,066.00
Professional Fee Escrow Account [1]	06/01/17 - 07/31/17	Unilife Corporation	WIRE	07/21/17	$131,975.00	$1,735,041.00
SSG Capital Advisors	06/01/17 - 06/30/17	Unilife Corporation	WIRE	07/14/17	$30,000.00	$90,000.00
SSG Capital Advisors	07/01/17 - 07/31/17	Unilife Corporation	WIRE	07/26/17	$603,750.00	$693,750.00

Total					$1,477,125	$2,428,791.00

[1]	Funds wired to a professional fee escrow account maintained by Cozen O’Connor.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

CASH DISBURSEMENTS JOURNAL

Date	Description	Amount	Check #	Payee
I. Case No. 17-10805 - Unilife Corporation, et al.
07/11/17	Patent filing fees	$1,007.10	Wire	CPA Global
07/14/17	July escrow payment	30,000.00	Wire	SSG
07/17/17	June escrow payment	711,400.00	Wire	Cozen
07/19/17	Patent filing fees	5,709.93	Wire	Fisher Adams Kelly
07/19/17	Bank fees	7.00	Bank	HSBC
07/20/17	Patent filing fees	12,160.54	2485	Fisher Adams Kelly
07/20/17	Patent filing fees	2,824.88	2486	Wiley Rein LLP
07/21/17	June escrow payment	131,975.00	Wire	Cozen
07/26/17	Sale fee and out of pocket expenses	603,750.00	Wire	SSG
07/26/17	Patent filing fees	6,585.29	ACH	Fisher Adams Kelly
07/31/17	Bank fees	156.69	Bank	FNB

		1,505,576.43

PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total - Case No. 17-10805 - Unilife Corporation, et al.		$1,505,576.43

II. Case No. 17-10806 - Unilife Medical Solutions, Inc.
07/03/17	Monthly processing fee	$1,215.40	ACH	Concur
07/05/17	Payroll funding for 7/7	200,342.60	Wire	ADP
07/05/17	KOP Rent, CAM charges and electricity for July	112,544.25	ACH	KOP Warner
07/06/17	Payroll Taxes withheld	106,721.27	ACH	ADP
07/06/17	HR consulting fee	5,000.00	ACH	Cynthia Lighty
07/06/17	HRA funding for week ended 7/7	456.21	ACH	Highmark
07/07/17	Monthly benefits - medical	115,609.12	ACH	Highmark
07/07/17	Materials for customer programs	14,390.00	34251	ICO Mold
07/07/17	Internet service monthly fee	12,843.76	34249	Level 3

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
07/07/17	SAP hosting monhtly fee	8,318.00	34248	Freudenburg IT
07/07/17	Monthly benefits - dental	7,913.13	ACH	Delta Dental
07/07/17	Credit Card Payment	5,769.82	Wire	American Express
07/07/17	Monthly benefits - life	3,900.26	ACH	Unum
07/07/17	Materials for customer programs	2,000.00	34250	Phase One Design
07/07/17	Credit Card Payment	649.56	Wire	American Express
07/07/17	Web site hosting	350.00	34247	Black Mesh
07/12/17	Employee 401K contributions from 7/7 payroll	21,136.75	ACH	Fidelity
07/12/17	Mowing for York	700.00	Cash	Cole
07/12/17	HRA funding for week ended 7/14	679.75	ACH	Highmark
07/12/17	PCORI Fee for HRA Plan	521.89	34253	US Treasury
07/12/17	Pest control for York facility	258.49	34252	Orkin
07/14/17	Electrical service for York	23,253.83	34254	MET ED
07/14/17	Cell phone service	539.93	34256	Verizon Wireless
07/14/17	Waste removal	300.00	34255	Republic
07/14/17	Cell phone service	180.68	34257	Verizon Wireless
07/19/17	Payroll funding for 7/21	225,076.40	Wire	ADP
07/19/17	HRA funding for week ended 7/21	460.38	ACH	Highmark
07/20/17	Payroll Taxes withheld	112,898.22	ACH	ADP
07/20/17	Monthly benefits - medical	81,966.24	ACH	Highmark
07/20/17	Employee 401K contributions from 7/21 payroll	20,810.38	ACH	Fidelity
07/20/17	HR consulting fee	5,000.00	ACH	Cynthia Lighty
07/20/17	Monthly benefits - dental	3,920.19	ACH	Delta Dental
07/21/17	KEIPs, KERPs and Payroll funding for 7/25	1,640,924.81	Wire	ADP
07/21/17	Natural gas service for York	3,375.08	34258	Columbia Gas of PA
07/21/17	Natural gas for York facility	2,521.14	34259	Direct Energy

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
07/21/17	Office security system	1,137.00	34261	Vector Security
07/21/17	Travel expense reimbursement	590.01	ACH	Ian Hanson
07/21/17	Travel expense reimbursement	526.33	ACH	John Ryan
07/21/17	Notary costs	418.17	ACH	Steph Walters
07/21/17	Telephone and conferencing services	392.39	34260	Premiere Global Services
07/21/17	Travel expense reimbursement	319.73	ACH	Molly Casey
07/24/17	Payroll Taxes withheld	928,106.58	ACH	ADP
07/24/17	Payroll funding for 7/26	19,670.10	Wire	ADP
07/25/17	Australia winddown costs	25,000.00	Wire	UMS Limited Pty
07/25/17	HRA funding for week ended 7/28	7,885.91	ACH	Highmark
07/25/17	Payroll Taxes withheld	7,503.57	ACH	ADP
07/25/17	KOP electricity for July	6,562.99	ACH	KOP Warner
07/25/17	HR consulting fee	5,000.00	ACH	Cynthia Lighty
07/25/17	Notary costs	261.25	ACH	Steph Walters
07/26/17	Data room service	726.63	ACH	Merrill Communications
07/26/17	Travel expense reimbursement	40.00	ACH	Phil Weaver
07/28/17	Monthly processing fee	5,676.33	ACH	ADP
07/28/17	Sewer	2,280.00	35000	Conewago Twp
07/31/17	Bank fees	263.00	Bank	HSBC
07/31/17	Bank fees	251.06	Bank	FNB
07/31/17	Lunches	285.00	Cash	Food Vendor
07/31/17	Cleaning supplies	80.00	Cash	Cleaning Vendor
07/31/17	Postage	9.50	Cash	USPS
07/31/17	Break Room	14.00	Cash	Coffee Vendor

		3,755,547.09

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
None.		—

Total - Case No. 17-10806 - Unilife Medical Solutions, Inc.		$3,755,547.09

III. Case No. 17-10807 - Unilife Cross Farm LLC
None.	Bank Fees	$—

		—
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
07/20/17	250 Cross Farm Lane Mortgage Payment	93,608.23

Total - Case No. 17-10807 - Unilife Cross Farm LLC		93,608.23

IV. Total Disbursements		$5,354,731.75

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

BALANCE SHEET (MOR-3)

$ in 000s
ASSETS	UC		UMS		UCF		Eliminations		Consolidated
CURRENT ASSETS	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Unrestricted Cash and Equivalents	$549	$140	$980	$1,778	$—	$0	$—	$—	$1,529	$1,918
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—	300	300	1,736	2,120	—	—	2,036	2,420
Accounts Receivable (Net)	—	—	163	1,109	—	—	—	—	163	1,109
Notes Receivable	—	—	—	—	—	—	—	—	—	—
Inventories	—	—	—	95	—	—	—	—	—	95
Prepaid Expenses [1]	—	396	—	825	18	78	—	—	18	1,299
Professional Retainers [1]	—	398	—	—	—	—	—	—	—	398
Other Current Assets (attach schedule) [1]	—	—	—	251	—		—	—	—	251

TOTAL CURRENT ASSETS	549	934	1,443	4,358	1,754	2,198	—	—	3,746	7,489

PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—	—	—	47,614	47,614	—	—	47,614	47,614
Machinery and Equipment [1]	—	—	—	58,843	—	—	—	—	—	58,843
Furniture, Fixtures and Office Equipment [1]	—	—	—	1,347	39	39	—	—	39	1,386
Leasehold Improvements [1]	—	—	—	437	—	—	—	—	—	437
Vehicles [1]	—	—	—	32	—	—	—	—	—	32
Less Accumulated Depreciation & Impairment [1]	—	—	—	(50,781)	(5,355)	(5,037)	—	—	(5,355)	(55,818)

TOTAL PROPERTY & EQUIPMENT	—	—	—	9,879	42,298	42,615	—	—	42,298	52,494

OTHER ASSETS
Loans to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Assets (attach schedule)	—	—	—	—	—	—	—	—	—	—

TOTAL OTHER ASSETS	—	—	—	—	—	—	—	—	—	—

TOTAL ASSETS	549	934	1,443	14,237	44,052	44,813	—	—	46,044	59,984

LIABILITIES AND OWNER EQUITY	UC		UMS		UCF		Eliminations		Consolidated
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Accounts Payable	20	—	73	—	—	—	—	—	93	—
Taxes Payable (refer to FORM MOR-4)	—	—	—	—	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—	—	—	—	—
Notes Payable (Intercompany) [1]	(3,970)	—	3,970	—	—	—	—	—	—	—
Rent / Leases - Building/Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt / Adequate Protection Payments	7,500	—	—	—	—	—	—	—	7,500	—
Professional Fees	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Postpetition Liabilities (attach schedule)	—	—	—	—	—	—	—	—	—	—

TOTAL POSTPETITION LIABILITIES	3,550	—	4,043	—	—	—	—	—	7,593	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt [1]	—	130,804	—	133,554	13,706	100,623	—	(217,492)	13,706	147,489
Priority Debt [2]	—	—	306	385	16	16	—	—	321	401
Unsecured Debt [1],[3],[4]	99,711	5,032	352,366	262,437	105,014	43,326	(156,367)	—	400,724	310,795

TOTAL PRE-PETITION LIABILITIES	99,711	135,836	352,672	396,376	118,736	143,965	(156,367)	(217,492)	414,752	458,685

TOTAL LIABILITIES	103,261	135,836	356,715	396,376	118,736	143,965	(156,367)	(217,492)	422,345	458,685

OWNER EQUITY
Common Stock	(1,264)	(1,264)	(11)	(11)	—	—	—	—	(1,275)	(1,275)
Treasury Stock	—	—	(819)	(819)	—	—	—	—	(819)	(819)
Additional Paid-In Capital	278,277	278,277	(29,607)	(29,607)	(86,772)	(86,772)	—	—	161,898	161,898
Accumulated Other Comprehensive Income - Pre-petition	—	—	(128)	(128)	—	—	—	—	(128)	(128)
Retained Earnings - Pre-Petition	(411,915)	(411,915)	(351,574)	(351,574)	(12,380)	(12,380)	156,367	217,492	(619,502)	(558,377)
Retained Earnings - Postpetition	32,190	—	26,867	(0)	24,468	—	—	—	83,525	(0)
Adjustments to Owner Equity (attach schedule)	—	—	—	—	—	—	—	—	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—	—	—	—	—	—	—	—	—
NET OWNER EQUITY	(102,712)	(134,902)	(355,272)	(382,139)	(74,684)	(99,152)	156,367	217,492	(376,301)	(398,701)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$549	$934	$1,443	$14,237	$44,052	$44,813	$—	$—	$46,044	$59,984

*	“Insider” is defined in 11 U.S.C. Section 101(31).
[1]	During the period, the sale of certain assets of UC and UMS were closed in exchange for credit bids from the secured lenders.
[2]	Cross Farm LLC paid the monthly mortgage payment on 250 Cross Farm Lane from the escrow account under control of FNB.
[3]	Paid certain priority wage claims per Court Order.
[4]	Consolidated pre-petition unsecured debt includes uneliminated intercompany payable claims. As per bankruptcy schedules, net intercompany receivables booked at $0.
[5]	Added $253,999 in pre-petition invoices to the scheduled amount of UMS pre-petition unsecured debt. Reduced scheduled UMS pre-petition unsecured debt by $17,743.01 for post-petition amounts included in pre-petition balance for Chubb & Son. Further reduced scheduled amount of UMS pre-petition debt for severance overstated by $18,846.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

BALANCE SHEET (MOR-3) (CONTINUATION SHEET)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Security Deposits	—	250,511

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

STATUS OF POSTPETITION TAXES (MOR-4)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$52,801	$661,993	$714,794	7/6/17; 7/20/17; 7/24/17; 7/25/17	WIRE	$—
FICA-Employee	20,396	127,028	147,424	7/6/17; 7/20/17; 7/24/17; 7/25/17	WIRE	—
FICA-Employer	20,243	136,093	156,335	7/6/17; 7/20/17; 7/24/17; 7/25/17	WIRE	—
Unemployment	—	—	—			—
Income	—	—	—			—
Other:	—	—	—			—

Total Federal Taxes	93,440	925,113	1,018,553			—

State and Local
Withholding	13,056	121,417	134,473	7/6/17; 7/20/17; 7/24/17; 7/25/17	WIRE	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	220	1,978	2,198	7/6/17; 7/20/17; 7/24/17; 7/25/17	WIRE	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other: State Disability Insurance	5	—	5	7/6/2017	WIRE	(0)

Total State and Local	13,281	123,395	136,676			(0)

Total Taxes	$106,721	$1,048,508	$1,155,230			$(0)

SUMMARY OF UNPAID POSTPETITION DEBTS (MOR-4)

Attach aged listing of accounts payable.

Unilife Corporation:

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	20,000	—	—	—	—	20,000
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	20,000	—	—	—	—	20,000

Unilife Medical Solutions, Inc.:

Accounts Payable	73,000	—	—	—	—	73,000
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	73,000	—	—	—	—	73,000

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: July 1 to July 31, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$360,839
+ Amounts billed during the period	108,000
- Amounts collected during the period	—

Total Accounts Receivable at the end of the reporting period	468,839

Accounts Receivable Aging	Amount
0 - 30 days old	417,905
31 - 60 days old	—
61 - 90 days old	20,000
91+ days old	30,934

Total Accounts Receivable	468,839

Amount considered uncollectible (Bad Debt)	(305,751)

Accounts Receivable (Net)	$163,088

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X*
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

*	Other than sales approved by Order of the Bankruptcy Court.